ARTIO GLOBAL FUNDS
Artio International Equity Fund
Artio International Equity Fund II
Artio Total Return Bond Fund
Artio Global High Income Fund
Artio U.S. Microcap Fund
Artio U.S. Smallcap Fund
Artio U.S. Midcap Fund
Artio U.S. Multicap Fund
Artio Global Equity Fund, Inc.

Supplement dated August 31, 2010 to the
Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

All Funds

In the sub-section entitled “Share Classes” beginning on page 131, within the section entitled “Purchasing Your Shares”, the first footnote to the table on page 132 is replaced with the following:

Certain related accounts may be aggregated at management’s discretion for purposes of meeting the initial minimum investment. For example, the Funds permit complex-wide aggregation so that a shareholder can meet the minimum initial investment in any one Fund if they have a $1 million combined investment in the Funds. Account minimums do not apply at the sub-account level for plan participants of 401(k) plans and for accounts within a fee-based advisory program. These fee-based asset advisory programs include, but are not limited to, wrap fee programs, asset allocation programs, model-based platforms, asset based fee programs, or assets linked to fee-based registered investment advisors. The Funds and the Distributor, at their discretion, may waive the minimum initial investment requirements.

In the sub-section entitled “Share Classes” beginning on page 131, within the section entitled “Purchasing Your Shares”, the first paragraph on page 132 is replaced with the following:

You may purchase Class I shares only if you meet one of the above-stated criteria under “Share Classes” and you meet the mandatory monetary minimums set forth in the table. Class I Shares are registered to be offered by the Funds and are not subject to a sales charge or any Rule 12b-1 fees. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

In the sub-section entitled “Processing Organization Support Payments and Other Additional Compensation Arrangements” beginning on page 153, within the section entitled “Distribution and Shareholder Service Plans” on page 154, the following language is added before the last paragraph:

The Funds are aware that some intermediaries rebate to their clients or to other intermediaries some or all of the Rule 12b-1fees and other payments they receive from the Funds and the Adviser. The Funds do not have sufficient information or authority to endorse or monitor these rebates.

International Equity Fund, International Equity Fund II
and Global Equity Fund Inc.

In the section entitled “Principal Investment Strategies” beginning on page 3 for the International Equity Fund (“IEF”), page 12 for the International Equity Fund II (“IEF II”) and page 67 for the Global Equity Fund (“GEF”), the last bullet on pages 4, 13 and 68, for IEF, IEF II and GEF, respectively, are deleted and replaced in their entirety by the following:

•

May invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals, and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs, and related options thereof (iii) precious metal related structured notes, futures and options on futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. From time to time the Fund may have significant exposure to gold. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions.

The following sentence is applicable to the International Equity Fund and Global Equity Fund.

Although the International Equity Fund and Global Equity Fund are not permitted to make direct investments in gold bullion, both are permitted to invest in gold through the precious-metal related instruments listed above.

•

Invests in derivatives for hedging and non-hedging purposes. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund typically uses derivatives as a substitute for taking a position in an underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Such derivatives may include, but are not limited to, futures contracts, forward contracts, non-deliverable forwards, options, options on futures, swaps, warrants, and structured notes. A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are the primary means of hedging currency exposure. A futures contract commits the parties to a transaction at a time in the future at a price determined when the transaction is initiated and generally trade through regulated exchanges and are “marked to market” daily both of which reduce liquidity risk.

In the section entitled “Principal Investment Risks” beginning on page 4 for the International Equity Fund (“IEF”), page 13 for the International Equity Fund II (“IEF II”) and page 68 for the Global Equity Fund (“GEF”), the following disclosure is added as the first bullet on page 6, second bullet on pages 15 and 70, for IEF, IEF II and GEF, respectively:

•

Precious Metals Risk: The Fund’s investments in precious metals (e.g. gold, silver, platinum and palladium) and precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

From time to time the Fund may have significant exposure to gold. Although the Fund is not permitted to make direct investments in gold bullion, the Fund is permitted to invest in gold through the precious-metal related instruments listed above in the Fund’s Principal Investment Strategies. While gold has risen significantly over the past decade, gold prices have historically been volatile and from time to time susceptible to specific political and economic risks including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund’s investments in such securities may also be affected. Gold and other precious metal-related instruments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold and other precious metal-related instruments have traditionally been more volatile than investments in broader equity or debt markets.

Unlike securities which may generate income throughout the Fund’s holding period through dividends or other current payments, the Fund’s investment in precious metal-related instruments results in no income being derived from such investments during the holding period of such instruments. Investments in futures contracts and similar “derivative” instruments related to precious metals also carries additional risks, in that these types of instruments are (i) often more volatile than direct investments in the commodity underlying them, because they commonly involve significant “built in” leverage, and (ii) subject to the risk of default by the counterparty to the contract. For example, a shortage in the supply of gold would have a material affect on the gold market and the market for gold-related instruments which could adversely affect the value of the Fund’s investments in gold-related instruments if, for example, as a result of the shortage there was insufficient gold to cover the underlying instruments resulting in a counterparty default. In addition, the taxable income derived from trading in precious metals and certain contracts and derivatives relating to precious metals may result in negative tax consequences. Finally, although not currently anticipated, if, in the future, the Fund held its precious metal investments in book account, such investments would subject the Fund to the credit risk of the party holding the precious metals.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) the Fund is limited in the amount of income that it may derive from certain sources, such as investments in many precious-metal related instruments, to 10% of gross income on an annual basis (See “Additional Information Concerning Taxes” in the Fund’s Statement of Additional Information). The Fund is in the process of establishing a wholly-owned subsidiary which is intended to provide the Fund with exposure to the precious metal-related commodity markets within the limitations of Subchapter M of the Code. Additionally, the Fund has requested that the IRS issue a private letter ruling which is expected to conclude that the income from certain commodity instruments, including precious metal-related instruments, is qualifying income under Subchapter M of the Code.

The Adviser closely monitors the income derived from precious-metal related instruments in order to comply with the requirements of Subchapter M. Compliance with this provision of the Code may require the recognition of gains through the sale of securities and other investments not subject to the 10% gross income limitation. This would cause the Fund to recognize income earlier, or at less favorable tax rates, than might otherwise be the case.

The gold market is a global marketplace which trades both Over-the-Counter (“OTC”) and through various exchanges. The OTC market generally consists of transactions in spot, forward, options and other derivatives, while exchange-traded transactions consist of futures and options.

In the sub-section entitled “Principal Investment Strategies” beginning on page 75 for the International Equity Fund (“IEF”), page 79 for the International Equity Fund II (“IEF II”) and page 97 for the Global Equity Fund (“GEF”) within the section entitled “Fund Strategies and Risks”, the fourth paragraph on pages 76 and 80 and the sixth paragraph on page 98, for IEF, IEF II and GEF, respectively, are replaced in their entirety with the following:

The Fund may invest in derivatives for hedging and non-hedging purposes. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. dollar. In addition, when the European cash market is closed and when deemed appropriate by the Adviser, the Fund may deploy cash to enter into transactions in U.S. equity index futures, such as those based on the S&P 500, and ETFs, in order to increase or reduce market exposure. The Adviser expects to unwind promptly such investments subject to market conditions. Derivatives may include, but are not limited to, futures contracts, forward foreign exchange contracts (“forward contracts”), non-deliverable forwards, options, options on futures, swaps, warrants, and structured notes.

In the sub-section entitled “Principal Investment Strategies” beginning on page 75 for the International Equity Fund (“IEF”), page 79 for the International Equity Fund II (“IEF II”) and page 97 for the Global Equity Fund (“GEF”) within the section entitled “Fund Strategies and Risks”, the second paragraphs on pages 78 and 82 and the third paragraph on page 100 for IEF, IEF II and GEF, respectively, are replaced in their entirety with the following:

The Fund may invest in precious metal-related instruments (such as gold, silver, platinum and palladium), including (i) the equity securities of companies that explore for, extract, process or deal in precious metals, and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs, and related options thereof (iii) precious metal related structured notes, futures and options on futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”). Investments in precious metal-related instruments may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when values of precious metal-related instruments are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. From time to time the Fund may have significant exposure to gold. Although the Fund is not permitted to make direct investments in gold bullion, the Fund is permitted to invest in gold through the precious-metal related instruments listed above. Gold is a commodity which has risen significantly over the past decade and historically has been a volatile investment and from time to time subject to government restrictions or prohibitions.

In the section entitled “Security Types” beginning on page 101, the third paragraph on page 103 is replaced in its entirety with the following:

Precious metal-related instruments (such as gold, silver, platinum and palladium), include (i) the equity securities of companies that explore for, extract, process or deal in precious metals, and related options or warrants thereof, (ii) asset-based securities indexed to the value of such metals, such as ETFs, and related options thereof (iii) precious metal related structured notes, futures and options on futures, swaps, and (iv) commodity pools and other indirect investments in precious metals (collectively “precious metal-related instruments”).

In the section entitled “Risks of Investing in the Funds” beginning on page 105, the second paragraph on page 117 is replaced in its entirety with the following:

Precious Metals Risk. The Fund’s investments in precious metals (e.g. gold, silver, platinum and palladium) and precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

From time to time the Fund may have significant exposure to gold. Although the Fund is not permitted to make direct investments in gold bullion, the Fund is permitted to invest in gold through the precious-metal related instruments listed above in the Fund’s Principal Investment Strategies. While gold has risen significantly over the past decade, gold prices have historically been volatile and from time to time susceptible to specific political and economic risks including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of a Fund’s investments in such securities may also be affected. Gold and other precious metal-related instruments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold and other precious metal-related instruments have traditionally been more volatile than investments in broader equity or debt markets.

Unlike securities which may generate income throughout the Fund’s holding period through dividends or other current payments the Fund’s investment in precious metal-related instruments results in no income being derived from such investments during the holding period of such instruments. Investments in futures contracts and similar “derivative” instruments related to precious metals also carries additional risks, in that these types of instruments are (i) often more volatile than direct investments in the commodity underlying them, because they commonly involve significant “built in” leverage, and (ii) subject to the risk of default by the counterparty to the contract. A shortage in the supply of gold would have a material affect on the gold market and the market for gold-related instruments which could adversely affect the value of the Fund’s investments in gold-related instruments if, for example, as a result of the shortage there was insufficient gold to cover the underlying instruments. In addition, the income derived from trading in precious metals and certain contracts and derivatives relating to precious metals may result in negative tax consequences. Finally, although not currently anticipated, if, in the future, the Fund held its precious metal investments in book account, such investments it would subject the Fund to the credit risk of the party holding the precious metals.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) the Fund is limited in the amount of income that it may derive from certain sources, such as investments in many precious-metal related instruments, to 10% of gross income on an annual basis (See “Additional Information Concerning Taxes” in the Fund’s Statement of Additional Information). The Fund is in the process of establishing a wholly-owned subsidiary which is intended to provide the Fund with exposure to the precious metal-related commodity markets within the limitations of Subchapter M of the Code. Additionally, the Fund has requested that the IRS issue a private letter ruling which is expected to conclude that the income from certain commodity instruments, including precious metal-related instruments, is qualifying income under Subchapter M of the Code.

The Adviser closely monitors the income derived from precious-metal related instruments in order to comply with the requirements of Subchapter M. Compliance with this provision of the Code may require the recognition of gains through the sale of securities and other investments not subject to the 10% gross income limitation. This would cause the Fund to recognize income earlier, or at less favorable tax rates, than might otherwise be the case.

The gold market is a global marketplace which trades both Over-the-Counter (“OTC”) and through various exchanges. The OTC market generally consists of transactions in spot, forward, options and other derivatives, while exchange-traded transactions consist of futures and options.

International Equity Fund

In the sections entitled “Purchase and Redemption of Fund Shares” and “Purchasing Your Shares” for the International Equity Fund, the last paragraphs on page 9 and page 130 are deleted and replaced in their entirety by the following:

The International Equity Fund is closed to certain investors. Eligible investments into the Fund may be made by the following investors:

•	401(k) plans that have existing investments in the Fund,
•	new plan participants within 401(k) plans that hold positions in the Fund;
•	new plan participants in 401(k) plans that acquire, or have been acquired by, 401k plans with existing investments in the Fund; and
•	existing shareholders.

Registered investment advisers and intermediate model-based platforms are no longer permitted to introduce new clients.

Artio Total Return Bond Fund

The Artio Total Return Bond Fund, which was previously a non-diversified fund, has become a diversified fund. All references to the Artio Total Return Bond Fund as a non-diversified fund have been deleted.

In the section entitled “Investment Objective” on page 20, the last sentence of the paragraph is deleted.

In the section entitled “Principal Investment Strategies” on page 21, the second bullet is replaced with the following:

•	May invest in a diversified portfolio of fixed income securities of domestic and international issuers.

In the section entitled “Principal Investment Risks” on page 22, the first bullet is deleted.

In the section entitled “Investment Objective” on page 83, the last sentence of the paragraph is deleted.

In the section entitled “Principal Investment Strategies” on page 83, the second paragraph is replaced with the following:

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of fixed income securities issued or guaranteed by the U.S. or foreign governments or their agencies, instrumentalities or political subdivisions, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank), municipalities and corporations in developed and emerging markets.

In the section entitled “Risks of Investing in the Funds” on page 106, the eighth line of the table entitled “Diversification Risk” is deleted.

In the section entitled “Risks of Investing in the Funds” on page 109, the sub-section entitled “Diversification Risk” is deleted.

Artio Global High Income Fund

In the section entitled “Principal Investment Risks” on page 31, the following language is added before the last bullet:

•	May invest in delayed funding loans and revolving credit facilities.

In the section entitled “Principal Investment Strategies” on page 87, the following language is added to the fourth paragraph following the third sentence:

The Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

In the section entitled “Risks of Investing in the Funds” on page 106, the following line is added to the table for the Global High Income Fund following the entry for “Custody/Sub-Custody Risk”:

	IEF	IEF II	TRBF	GHIF	Microcap	Smallcap	Midcap	Multicap	GEF

Delayed Funding Loans and Revolving Credit Facilities Risk				X

In the section entitled “Risks of Investing in the Funds” on page 108, the following language is added before the sub-section “Derivatives Risk”:

Delayed Funding Loans and Revolving Credit Facilities Risk. There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Fund to lose money on its investment, which in turn could affect the Fund’s returns. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

U.S. Smallcap Fund

In the section entitled “Principal Investment Strategies” for the U.S. Smallcap Fund, the second bullet on page 46 is deleted and replaced in its entirety by the following:

•

Generally, the Adviser will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years. As of December 31, 2009, the capitalization range of the Russell 2000 Index was $10.28 million to $5.59 billion and the three year average market capitalization range of the Russell 2000 Index was $6.51 billion to $5.76 billion.

In the sub-section entitled “Principal Investment Strategies” for the U.S. Smallcap Fund within the section entitled “Fund Strategies and Risks”, the third sentence of the second paragraph on page 92 is replaced in its entirety with the following:

Generally, the Adviser will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell 2000 Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell 2000 Index as of December 31 of the three preceding years.

U.S. Midcap Fund

In the section entitled “Principal Investment Strategies” for the U.S. Midcap Fund, the second bullet on page 53 is deleted and replaced in its entirety by the following:

•

Generally, the Adviser will select securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell Midcap Index or (ii) within the range of the three year average minimum and maximum market capitalizations of companies in the Russell Midcap Index as of December 31 of the three preceding years. As of December 31, 2009, the capitalization range of the Russell Midcap Index was $74.59 million to $15.46 billion and the three year average market capitalization range of the Russell Midcap Index was $102.66 million to $18.97 billion.

In the sub-section entitled “Principal Investment Strategies” for the U.S. Midcap Fund within the section entitled “Fund Strategies and Risks”, the third sentence of the second paragraph on page 94 is replaced in its entirety with the following:

Generally, the Adviser will choose securities of companies whose market capitalization at the time of purchase falls (i) within the market capitalization range of companies within the Russell Midcap Index or (ii) below the three year average maximum market capitalization of companies in the Russell Midcap Index as of December 31 of the three preceding years.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.